UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 12, 2014

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION WAY OAKDALE, MINNESOTA	55128

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

___________________________________________________________________________________________________

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e) On March 12, 2014, the Board of Directors approved the design and categories of financial performance targets for the executive officers for its 2014 Annual Bonus Plan. The payout of bonuses for executive officers who are not business unit leaders will be derived through achievement of certain levels of board approved performance targets for cash flow, corporate EBITDA and revenues from certain portions of the Company’s Tiered Storage and Solutions (TSS) business segment.  The payout of bonuses for executive officers who are also business unit leaders will be derived through a combination of achievement of both the plan for other executive officers and a business unit plan, which for Consumer Storage and Accessories (CSA) is based on achievement of cash flow and CSA EBITDA and for TSS is based on TSS EBITDA, revenues from certain portions of the TSS business and cash flow and EBITDA from other portions of the TSS business.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date: March 14, 2014	By:	/s/ Paul R. Zeller
Paul R. Zeller
Senior Vice President, Chief Financial Officer